                                                                    Exhibit 99.3

         Unaudited Pro Forma Condensed Consolidated Financial Statements


The accompanying unaudited pro forma condensed consolidated balance sheet as of July 4, 1999 reflects the combined financial position of Rayovac Corporation (the "Company"), after giving effect to the acquisition of (1) the consumer battery business of ROV Limited and Subsidiaries ("ROV Limited") and (2) the license held by ROV Limited to use the "Rayovac" trade name and trademark (collectively the "Acquisition"), as if the transaction had been consummated as of July 4, 1999. The unaudited pro forma condensed consolidated statements of operations reflect the Company's historical operating results for the nine months ended July 4, 1999 and fiscal year ended September 30, 1998 with ROV Limited's historical results for the nine months ended June 25, 1999 and fiscal year ended December 31, 1998, respectively, and include pro forma adjustments as if the transaction had been consummated at October 1, 1997. The unaudited pro forma statements of operations for the nine months ended June 25, 1999, include the three month period ended December 31, 1998, which also was included in the fiscal year ended December 31, 1998. Summarized operating information about the duplicate quarter is as follows:

Net Sales                                            $29,652
Gross Profit                                          12,474
Total Operating Expenses                               6,350
Income from Operations                                 6,124
Net Income                                             4,916

Acquisition related expenditures, which the Company estimates will be approximately $4.1 million on a pre-tax basis, were included in the unaudited pro forma condensed consolidated balance sheet. The Company anticipates that approximately $0.4 million of non-recurring acquisition related expense on a pretax basis and an extraordinary item of approximately $3.8 million (approximately $2.4 million net of tax) related to the write-off of unamortized debt finance fees will be recognized within the twelve months succeeding the transaction. These charges are not reflected in the unaudited pro forma condensed consolidated statements of operations. The pro forma adjustments, which are described in the accompanying notes, are based on available information and certain assumptions that management of the Company believe are reasonable.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have been achieved if the Acquisition had been consummated on the dates indicated, nor are they necessarily indicative of the future operating results or financial position of the combined company. The unaudited pro forma condensed consolidated financial statements do not give effect to any cost savings or integration costs which may result from the combination of the Company's and ROV Limited's operations.

These unaudited pro forma condensed consolidated financial statements are based on, and should be read in conjunction with, the historical consolidated financial statements and related notes thereto of the Company (previously filed) and ROV Limited (included herein).

                               RAYOVAC CORPORATION
   Unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 4, 1999
                    (In thousands, except per share amounts)


                                                                                                   Historical
                                                                         ------------------------------------------
                                                                              Rayovac              ROV LTD
                                                                            Corporation       and Subsidiaries
                                                                               As of                As of
                                                                               7/4/99              6/25/99
                                                                               ------              -------
                                                                          -ASSETS-
Current assets:
      Cash and cash equivalents                                                     $ 1,384              $ 13,096
      Receivables                                                                    90,391                14,561
      Inventories                                                                    66,053                14,911
      Prepaid expenses and other                                                     20,046                 1,172
                                                                         ------------------------------------------

             Total current assets                                                   177,874                43,740

Property, plant and equipment, net                                                   79,202                16,059
Investments                                                                               -                    50
Goodwill                                                                              7,183                     -
Tradename                                                                                 -                     -
Deferred charges and other                                                           35,298                 1,100
                                                                         ------------------------------------------
             Total  assets                                                        $ 299,557              $ 60,949
                                                                         ------------------------------------------
                                                                         ------------------------------------------

                     -LIABILITIES AND SHAREHOLDERS' EQUITY -
Current liabilities:
      Current maturities of long-term debt                                          $ 7,485               $ 6,294
      Accounts payable                                                               56,967                 4,988
      Accrued liabilities:
           Wages and benefits and other                                              24,273                 6,318
           Recapitalization and other special charges                                 2,384                     -
                                                                         ------------------------------------------
                                                                         ------------------------------------------
             Total current liabilities                                               91,109                17,600

Long-term debt, net of current maturities                                           151,660                     9
Employee benefit obligations, net of current portion                                 12,279                 3,374
Minority Interest                                                                         -                 3,681
Other                                                                                 3,975                   508
                                                                         ------------------------------------------
             Total liabilities                                                      259,023                25,172

Shareholders' equity                                                                 40,534                35,777
                                                                         ------------------------------------------

             Total liabilities and shareholders' equity                           $ 299,557              $ 60,949
                                                                         ------------------------------------------
                                                                         ------------------------------------------




                                                                  ---------------------


                                                                                                     Pro Forma        Pro Forma
                                                                   Eliminations (A)                Adjustments(b)    Consolidated)
                                                                   ----------------                --------------    -------------

Current assets:
      Cash and cash equivalents                                               $ (9,234)                $ -           $ 5,246
      Receivables                                                               (4,860)                (39)          100,053
      Inventories                                                                   (7)               (448)           80,509
      Prepaid expenses and other                                                  (158)             (2,804)           18,256
                                                                  ---------------------------------------------------------------

             Total current assets                                              (14,259)             (3,291)          204,064

Property, plant and equipment, net                                                 (82)             12,732           107,911
Investments                                                                          -                   -                50
Goodwill                                                                             -              28,196            35,379
Tradename                                                                            -              90,000            90,000
Deferred charges and other                                                        (150)                  -            36,248
                                                                  ---------------------------------------------------------------
             Total  assets                                                   $ (14,491)          $ 127,637         $ 473,652
                                                                  ---------------------------------------------------------------
                                                                  ---------------------------------------------------------------

                     -LIABILITIES AND SHAREHOLDERS' EQUITY -
Current liabilities:
      Current maturities of long-term debt                                         $ -                 $ -          $ 13,779
      Accounts payable                                                          (2,610)                  -            59,345
      Accrued liabilities:
           Wages and benefits and other                                         (956.0)              7,025            36,660
           Recapitalization and other special charges                                -                   -             2,384
                                                                  ---------------------------------------------------------------
                                                                  ---------------------------------------------------------------
             Total current liabilities                                          (3,566)              7,025           112,168

Long-term debt, net of current maturities                                            -             149,145           300,814
Employee benefit obligations, net of current portion                                 -                   -            15,653
Minority Interest                                                               (3,681)                                    -
Other                                                                                -                   -             4,483
                                                                  ---------------------------------------------------------------
             Total liabilities                                                  (7,247)            156,10           433,118

Shareholders' equity                                                            (7,244)            (28,533)           40,534
                                                                  ---------------------------------------------------------------

             Total liabilities and shareholders' equity                      $ (14,491)          $ 127,637         $ 473,652
                                                                  ---------------------------------------------------------------
                                                                  ---------------------------------------------------------------











SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THESE STATEMENTS.

                               RAYOVAC CORPORATION
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                    (In thousands, except per share amounts)


                                                                                   Historical
                                                                     ---------------------------------------
                                                                          Rayovac             ROV LTD
                                                                        Corporation      and Subsidiaries
                                                                          9 Months           9 Months
                                                                        Ended 7/4/99       Ended 6/25/99
                                                                     ------------------  --------------------

 Net sales                                                                    $ 391,951            $ 73,339
 Cost of goods sold                                                             203,883              42,504
                                                                     -----------------------------------------
     Gross profit                                                               188,068              30,835

 Selling                                                                        113,148              10,456
 General and administrative                                                      25,971               8,240
 Research and development                                                         6,408                   -
 Other special charges                                                            2,220                   -
                                                                     -----------------------------------------
     Total operating expenses                                                   147,747              18,696

         Income from operations                                                  40,321              12,139

 Other expense (income):
     Interest expense                                                            10,778                 990
    Other expense (income)                                                         (452)             (1,177)
                                                                     -----------------------------------------
                                                                                 10,326                (187)

 Income before income taxes and extraordinary item                               29,995              12,326

 Income tax expense                                                              10,789               2,732
                                                                     -----------------------------------------

 Income before extraordinary item                                                19,206               9,594

 Extraordinary item                                                                   -                   -
                                                                     -----------------------------------------

 Net Income                                                                    $ 19,206             $ 9,594
                                                                     -----------------------------------------
                                                                     -----------------------------------------

 BASIC EARNINGS PER SHARE
 Average shares outstanding                                                      27,485
Income before extraordinary item                                                 $ 0.70
Extraordinary item
                                                                     -------------------
                                                                     -------------------
Net income                                                                       $ 0.70
                                                                     -------------------
                                                                     -------------------

DILUTED EARNINGS PER SHARE
 Average shares outstanding and common stock equivalents                         29,262
Income before extraordinary item                                                 $ 0.66
Extraordinary item
                                                                     -------------------
                                                                     -------------------
Net income                                                                       $ 0.66
                                                                     -------------------
                                                                     -------------------







                                                             Pro Forma                  Pro Forma
                                                            Adjustments                Consolidated
                                                            ---------------         -------------------

 Net sales                                                        $ (2,761)   (A)            $ 462,529
 Cost of goods sold                                                 (2,178)  (A)               244,209
                                                           ----------------         -------------------
     Gross profit                                                     (583)                    218,320

 Selling                                                                 -                     123,604
 General and administrative                                          1,338  (A)(C)              35,549
 Research and development                                                -                       6,408
 Other special charges                                                   -                       2,220
                                                           ----------------         -------------------
     Total operating expenses                                        1,338                     167,781

         Income from operations                                     (1,921)                     50,539

 Other expense (income):
     Interest expense                                                8,949   (D)                20,717
    Other expense (income)                                               -                      (1,629)
                                                           ----------------         -------------------
                                                                     8,949                      19,088

 Income before income taxes and extraordinary item                 (10,870)                     31,451

 Income tax expense                                                 (2,833)  (E)                10,688
                                                           ----------------         -------------------

 Income before extraordinary item                                   (8,036)                     20,764

 Extraordinary item                                                      -                           -
                                                           ----------------         -------------------

 Net Income                                                       $ (8,036)                   $ 20,764
                                                           ----------------         -------------------
                                                           ----------------         -------------------

 BASIC EARNINGS PER SHARE
 Average shares outstanding                                                                     27,485
Income before extraordinary item                                                                $ 0.76
Extraordinary item
                                                                                    -------------------
                                                                                    -------------------
Net income                                                                                      $ 0.76
                                                                                    -------------------
                                                                                    -------------------

DILUTED EARNINGS PER SHARE
 Average shares outstanding and common stock equivalents                                        29,262
Income before extraordinary item                                                                $ 0.71
Extraordinary item
                                                                                    -------------------
                                                                                    -------------------
Net income                                                                                      $ 0.71
                                                                                    -------------------
                                                                                    -------------------


                                       3[caad 234]I

                               RAYOVAC CORPORATION
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                    (In thousands, except per share amounts)


                                                                                    Historical
                                                                     ----------------------------------------
                                                                          Rayovac             ROV LTD
                                                                        Corporation       and Subsidiaries
                                                                         12 Months           12 Months           Pro Forma
                                                                       Ended 9/30/98       Ended 12/31/98        Adjustments
                                                                     ------------------  --------------------   ---------------

 Net sales                                                                    $ 495,733             $ 97,057           $ (5,456)
 Cost of goods sold                                                             258,027               58,515             (3,819)
                                                                     -----------------------------------------------------------
     Gross profit                                                               237,706               38,542             (1,637)

 Selling                                                                        148,875               13,689                  -
 General and administrative                                                      35,877               10,432              2,940
 Research and development                                                         6,226                    -                  -
 Other special charges                                                            6,183                    -                  -
                                                                     -----------------------------------------------------------
     Total operating expenses                                                   197,161               24,121              2,940

         Income from operations                                                  40,545               14,421             (4,577)

 Other expense (income):
     Interest expense                                                            15,670                1,213             11,931
    Other expense (income)                                                         (155)                 995                  -
                                                                     -----------------------------------------------------------
                                                                                 15,515                2,208             11,931

 Income before income taxes and extraordinary item                               25,030               12,213            (16,508)

 Income tax expense                                                               8,660                3,131             (4,390)
                                                                     -----------------------------------------------------------

 Income before extraordinary item                                                16,370                9,082            (12,119)

 Extraordinary item                                                              (1,975)                   -                  -
                                                                     -----------------------------------------------------------

 Net Income                                                                    $ 14,395              $ 9,082          $ (12,119)
                                                                     -----------------------------------------------------------
                                                                     -----------------------------------------------------------

 BASIC EARNINGS PER SHARE
 Average shares outstanding                                                      26,477
Income before extraordinary item                                                 $ 0.62
Extraordinary item                                                                (0.08)
                                                                     -------------------
                                                                     -------------------
Net income                                                                       $ 0.54
                                                                     -------------------
                                                                     -------------------

DILUTED EARNINGS PER SHARE
 Average shares outstanding and common stock equivalents                         28,091
Income before extraordinary item                                                 $ 0.58
Extraordinary item                                                                (0.07)
                                                                     -------------------
                                                                     -------------------
Net income                                                                       $ 0.51
                                                                     -------------------
                                                                     -------------------








                                                                         Pro Forma
                                                                        Consolidated
                                                                     -------------------

 Net sales                                                     (A)            $ 587,334
 Cost of goods sold                                           (A)               312,723
                                                                     -------------------
     Gross profit                                                               274,611

 Selling                                                                        162,564
 General and administrative                                  (A)(C)              49,249
 Research and development                                                         6,226
 Other special charges                                                            6,183
                                                                     -------------------
     Total operating expenses                                                   224,222

         Income from operations                                                  50,389

 Other expense (income):
     Interest expense                                         (D)                28,814
    Other expense (income)                                                          840
                                                                     -------------------
                                                                                 29,654

 Income before income taxes and extraordinary item                               20,735

 Income tax expense                                           (E)                 7,401
                                                                     -------------------

 Income before extraordinary item                                                13,333

 Extraordinary item                                                              (1,975)
                                                                     -------------------

 Net Income                                                                    $ 11,358
                                                                     -------------------
                                                                     -------------------

 BASIC EARNINGS PER SHARE
 Average shares outstanding                                                      26,477
Income before extraordinary item                                                 $ 0.50
Extraordinary item                                                                (0.08)
                                                                     -------------------
                                                                     -------------------
Net income                                                                       $ 0.42
                                                                     -------------------
                                                                     -------------------

DILUTED EARNINGS PER SHARE
 Average shares outstanding and common stock equivalents                         28,091
Income before extraordinary item                                                 $ 0.47
Extraordinary item                                                                (0.07)
                                                                     -------------------
                                                                     -------------------
Net income                                                                       $ 0.40
                                                                     -------------------
                                                                     -------------------

Notes to unaudited pro forma condensed consolidated financial statements.


(A) To reflect elimination of (1) sales and cost of goods sold for shipments from the Company to ROV Limited (2) receivables and payables between the Company and ROV Limited and (3) removal of assets and liabilities of ROV Limited subsidiaries not purchased by Rayovac.

(B) To reflect the excess of acquisition cost over the estimated fair value of net assets acquired (goodwill). The purchase price, purchase-price allocation, and financing of the transaction are summarized as follows:

   Acquisition Price:

   Purchased price paid through additional borrowings                                            $149,145
   Other                                                                                            2,804
                                                                                      --------------------
                                                                                                 $151,949
   Allocated to:

     Historical book value of acquired assets and liabilities                                     $28,533

     Adjustments to reflect assets and liabilities at fair value
         Receivables                                                                                  (39)
         Inventory                                                                                   (448)
         Property, plant, & equip. (primarily land)                                                12,732
         Trade name                                                                                90,000
         Liabilities and restructuring accruals to eliminate excess
         capacities at the acquired entity                                                         (7,025)
                                                                                      --------------------

                  Total allocation                                                               $123,753
                                                                                      --------------------

   Excess purchase price over allocation to identifiable assets and
   liabilities (goodwill) at July 4, 1999                                                         $28,196
   Adjustment                                                                                        (610)
                                                                                      --------------------
   Goodwill at acquisition date                                                                   $27,586


(C) To reflect the amortization of goodwill and trade name on a straight line basis over 40 years. The principle factors considered in determining the use of a 40 year amortization period include; (1) the Rayovac trade name has been in existence for approximately 80 years and is considered viable indefinitely and (2) the existing and projected cash flows are adequate to support the carrying value of the intangible assets to be recorded.

(D) To reflect the increase in interest expense resulting from the amended senior credit facilities to finance the purchase price. The interest rate on the amended senior credit facilities is assumed to be 7.43 percent. A change of 1/8 percent in the interest rate would result in a change in annual interest expense and net income of $293 and $187 before and after taxes, respectively.

(E) To reflect the income tax effect of (1) increased interest and amortization of a portion of the trade name and (2) the margin eliminated on sales between the Company and Rayovac Limited assuming a tax rate of 36 percent. The remaining portion of the trade name and all the goodwill is in a non taxed entity.